                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[ X ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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Dear     ,

I wanted to follow-up  with you regarding  proxy  information  you have received from American Century  Investments.  Through your Ameriprise account, you are an
American Century shareholder.  As a shareholder,  it's your right to vote on any proxy that comes from an investment company in which you have money invested. As your advisor, I encourage you to exercise that right and vote today.

To vote on the internet,  go to www.proxyweb.com.  You will need your proxy card control  number from the  information  mailed to you to utilize the web site. If you don't have access to that or prefer to call, phone toll-free at 877-256-6083 and a proxy service representative will assist you.

Thank you for your prompt attention to this matter.

Sincerely,

[Advisor]

                              # # # # # # # # # #

Hello.  As a shareholder of an American  Century fund held at Nationwide,  it is critical that we receive your proxy vote as quickly as possible. We have re-sent your voting information,  which explains how you can vote by phone, online or by mail. We appreciate your attention to this important matter.

If you have questions, call 1-877-256-6083.  Proxy statements and other relevant documents  have  been  filed  with  the  S-E-C  and are  available  for  free at
www.sec.gov.

Thank you.